SMA Relationship Trust

Supplement to the Statement of Additional Information  | November 22, 2023

Includes:

•  Series M

Dear Investor,

The purpose of this supplement to the Statement of Additional Information ("SAI") is to update the SAI of SMA Relationship Trust (the "Trust") dated April 28, 2023, as supplemented, regarding changes to the Board of Trustees of the Trust.

Changes to the Board of Trustees. Effective November 21, 2023, Rodrigo Garcia was elected as an Independent Trustee. In connection with these changes, the SAI is revised as follows:

1.  The third sentence of the first paragraph under the heading "Trustees and officers; principal holders and management ownership of securities—Board of Trustees—Organization of the Board" is deleted in its entirety and replaced with the following:

The Board is comprised of four Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the 1940 Act ("Independent Trustees").

2.  The second paragraph under the heading "Trustees and officers; principal holders and management ownership of securities—Board of Trustees—Trustee qualifications" is deleted in its entirety and replaced with the following:

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that Mses. Cepeda and Smith had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda has a career in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows Ms. Cepeda to bring valuable, relevant experience as a member of the Board. The Board also noted that Abbie J. Smith, as a Professor of Accounting, also has the relevant skills and experience to serve as a member of the Board. The Board also considered that Muhammad Gigani is a certified public accountant who had a career in the financial services industry, including holding senior positions in a firm engaged in this industry, which allows Mr. Gigani to bring valuable, relevant experience as a member of

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the Board. Finally, the Board noted that Mr. Garcia's considerable experience in both the government and private sector and his knowledge of the investment and financial services industries allows Mr. Garcia to provide valuable and relevant experience as a member of the Board.

3.  The following information is added to the table under the heading "Trustees and officers; principal holders and management ownership of securities—Independent trustees":

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Rodrigo Garcia; 41 c/o Keith A. Weller, Fund Secretary, UBS Asset Management, One North Wacker Drive Chicago, IL 60606	Trustee	Since November 2023

Mr. Garcia is US President (since 2023) and Global Chief Financial Officer (since 2022) of Talipot Holdings (single family office). He is also a board member of Latino Media Network, Inc. (since 2023), Canela Media, Inc. (since 2022) and Neurocytonix, Inc. (since 2022). Formerly, Mr. Garcia was a partner and Chief Investment Officer for BeDoWin360 Capital (from 2021-2022) and served as Deputy State Treasurer and Chief Investment Officer (2018-2021) and Chief Financial Officer and Chief Investment Officer (from 2015-2018) for the State of Illinois. Formerly, he has held roles for the Illinois Department of Veteran Affairs, Federal Reserve Bank of Chicago, and Morgan Stanley & Co., Inc. Mr. Garcia was also an Adjunct Professor in Public Finance at Northwestern University (2020-2022). Mr. Garcia is a certified treasury professional (CTP®).

				Mr. Garcia is a trustee of two investment companies (consisting of eleven portfolios) for which UBS AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

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4.  The following information is added to the table under the heading "Trustees and officers; principal holders and management ownership of securities—Information about trustee ownership of Fund shares":

Trustee	Dollar range of equity securities in trust[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as investment advisor, sub-advisor or manager[1]
Rodrigo Garcia[2]	None	None

1  Information regarding ownership for Rodrigo Garcia is as of December 31, 2022.

2  Mr. Garcia began serving as a Trustee effective November 21, 2023.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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